Exhibit 10.3
EXECUTION VERSION
AMENDMENT NO. 1 TO PARTICIPATION AGREEMENTS

THIS AMENDMENT NO. 1 TO PARTICIPATION AGREEMENTS, dated as of
August 5, 2020 (this “Amendment”), is entered into by and among HUNT CRE 2017-FL1 SELLER, LLC (“Seller”), HUNT CRE 2017-FL1, LTD. (“Issuer”), ORIX REAL ESTATE
CAPITAL HOLDINGS, LLC (“Future Funding Indemnitor”), and OREC STRUCTURED FINANCE CO., LLC (“OSF”).

W I T N E S S E T H:

WHEREAS, Seller, Hunt Real Estate Capital, LLC (f/k/a Hunt Mortgage Group, LLC) and Issuer (as the current holder of the Initial Funded Participation A (as defined in the Participation Agreements)) are parties to those certain participation agreements as more particularly described on Schedule 1 hereto (collectively, the “Participation Agreements”);

WHEREAS, Future Funding Indemnitor succeeded to the interests of Hunt Real Estate Capital, LLC (f/k/a Hunt Mortgage Group, LLC) by merger on April 1, 2020;

WHEREAS, Seller intends to transfer the unfunded portion of all of its Future Funding Participation Interests under the Participation Agreements (the “Acquired Future Funding Participation Interests”) to OSF, a wholly owned subsidiary of Future Funding Indemnitor;

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.Qualified Transferee. The definition of “Qualified Transferee” in each Participation Agreement is hereby amended by adding the expression “, ORIX Real Estate Capital Holdings, LLC, or any of its direct or indirect subsidiaries” after the words “Hunt Commercial Mortgage Trust, or any of its direct or indirect subsidiaries” or the words “the Initial Funded Participation A Holder or any of its direct or indirect subsidiaries”, as the case may be.

2.Transfer of Future Funding Participation Interests. The fourth sentence of Section 8(a) is amended by adding the following to the end: “or (iv) to ORIX Real Estate Capital Holdings, LLC, or any of its direct or indirect subsidiaries”.

3.Joinder. By its signature hereto, OSF hereby joins in the Participation Agreements (as amended hereby), and the parties hereto agree that OSF shall be subject to all of the responsibilities, duties, liabilities and obligations, and entitled to all of the rights and benefits of, the “Future Funding Participation Interest Holder” thereunder as they relate to the Acquired Future Funding Participation Interests.

4.Defined Terms. Unless otherwise noted herein, terms defined in the Participation Agreements and used herein shall have the meanings given to them in the Participation Agreements.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.
SELLER:

HUNT CRE 2017-FL1 SELLER, LLC

By: /s/ Nicholas Capogrosso
Title: Vice President

ISSUER:

HUNT CRE 2017-FL1, LTD.

By: /s/ Nicholas Capogrosso
Title: Vice President

FUTURE FUNDING INDEMNITOR:

ORIX REAL ESTATE CAPITAL HOLDINGS, LLC

By: /s/ Bob Kirkwood
Title: Chief Financial Officer

OSF:

OREC STRUCTURED FINANCE CO., LLC

By: /s/ Bob Kirkwood
Title: Chief Financial Officer